Exhibit 99.2


/C O R R E C T I O N -- Cathay Bancorp, Inc./


PR Newswire -- September 3, 2003


In the news release, "Cathay Bancorp, Inc. (Nasdaq: CATY) and GBC Bancorp (Nasdaq: GBCB) Announce Election Deadline In Connection With Pending Merger," issued earlier today by Cathay Bancorp, Inc. over PR Newswire, the first paragraph, first sentence, should read "September 23, 2003" rather than "September 23, 2002" as originally issued inadvertently.



SOURCE Cathay Bancorp, Inc.; GBC Bancorp
-0- 09/03/2003 C LAW051
/PRNewswire -- Sept. 3/
(CATY GBCB)

CO: Cathay Bancorp, Inc.; GBC Bancorp
ST: California
IN: FIN
SU: TNM